Exhibit 99.1

Final – For Immediate Release

Open Lending Appoints Automotive Technology Veteran Keith A. Jezek as CEO

Leadership Transition Prepares Open Lending for Next Era of Growth

AUSTIN, Texas, October 6, 2022 - Open Lending Corporation (NASDAQ: LPRO), an industry pioneer in lending enablement and risk analysis solutions for financial institutions, announced today that Keith A. Jezek has been appointed the Company’s new Chief Executive Officer (CEO) and a member of its Board of Directors. After 21 years at Open Lending, and more than four decades within the industry, co-founder John Flynn will retire as CEO and continue his role as Chairman of the Board of Directors, with Jezek assuming the responsibilities of CEO immediately. President and COO Ross Jessup, with whom Flynn founded the Company in 2000, has also announced his retirement and transition to an advisory role, effective immediately.

As part of this transition, Jessica Snyder, a current Director who serves as Chair of the Audit Committee, has been appointed Vice Chair of the Board of Directors. A member of Open Lending’s Board of Directors since it went public in 2020, Jessica is a seasoned insurance industry executive with experience creating and executing complex and sustainable business strategies.

“It’s been an incredible honor to lead Open Lending, alongside my partners Ross Jessup and Sandy Watkins, and to help transform it into a successful public company,” said Flynn. “It’s an exciting time for Open Lending, and I’m confident that this leadership transition will prepare the Company for its next era of growth. With his strong industry background and proven track record of success, Keith is an exceptional leader and I look forward to working with him and the Board.”

Jezek brings to Open Lending a unique set of leadership skills based on his deep familiarity with the Company from a decade of Board service along with his prior experience leading both startup and multi-billion-dollar companies in the retail automotive technology sector. With this choice, Open Lending maintains continuity while positioning itself for growth.

“In getting to know the Company and its management over the past decade, I’ve been privy to a unique success story that I’m humbled to have the chance to shepherd into its next generation of growth. I have been part of the retail automotive technology industry for over 20 years, and I truly believe in Open Lending’s technology and its ability to provide unparalleled value for our clients. I look forward to collaborating closely with John, Ross, the Board and Open Lending’s best-in-class team to continue our evolution,” said Jezek.

As he transitions to a new chapter, Jessup says, “I am immensely proud to have been a part of Open Lending’s story for the past 21 years. Reflecting on the Company’s past and considering the future, I couldn’t envision a more uniquely qualified leader than Keith. With Open Lending’s next journey set to begin, I know it is well-positioned for continued success in his capable and experienced hands.”

Jezek joins Open Lending from Cox Automotive as the leader of its Retail Solutions Group which includes DealerTrack, Autotrader, Kelley Blue Book, vAuto, Dealer.com, Vin Solutions and Xtime, among others. Jezek joined Cox in 2010 after leading the successful sale of vAuto, the retail automotive SaaS software firm he co-founded, to Cox Enterprises. Under Jezek’s leadership, vAuto experienced unprecedented growth in the face of significant industry challenges, ranking 22nd on the Inc. 500 list of the fastest-growing, privately held companies in America and the 17th fastest-growing company in North America on Deloitte’s Technology Fast 500. Jezek was a member of Open Lending’s Board of Directors from 2012 through 2020 and served as an advisor to the Board of Directors following its IPO.

As a longstanding Austinite and University of Texas undergraduate and MBA alumni, Jezek is right at home in Open Lending headquarters. He is a member of the Board of Directors of Lead Venture and an active member of the University of Texas President’s Associates.

2022 Outlook

Open Lending remains on track to achieve its guidance for Fiscal Year 2022. The Company will provide additional detail on its financial and operational progress when it reports its third quarter 2022 results in November.

About Open Lending

Open Lending (NASDAQ: LPRO) provides loan analytics, risk-based pricing, risk modeling and default insurance to auto lenders throughout the United States. For over 20 years they have been empowering financial institutions to create profitable auto loan portfolios by saying “yes” to more automotive retail loans.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements related to market trends, the impact of the global COVID-19 pandemic on factors impacting the Company’s business, the Company’s new lender pipeline, consumer behavior and demand for automotive retail loans, as well as future financial performance under the heading “2022 Outlook” above. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, market, political and business conditions; the continuing effects of the COVID-19 pandemic on consumer behavior; applicable taxes, inflation, supply chain disruptions including global hostilities and responses thereto, interest rates and the regulatory environment; the outcome of judicial proceedings to which Open Lending is, or may become a party; failure to realize the anticipated benefits of the business combination with Nebula Acquisition Corporation (“Business Combination”); other risks discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and our subsequently filed Quarterly Reports on Form 10-Q. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact:

Media

Patrick Muncie

pmuncie@rubenstein.com

Investors

ICR for Open Lending

openlending@icrinc.com

Business Inquiries

Alison Smith for Open Lending

openlending@ink-co.com